                                                                   EXHIBIT 16


                  AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
                 AND THE PARTNERSHIP (assuming NO SALES LOAD)

                             --------------------

                  For the year ended October 31, 1997

                                   ERV
                  Formula:   T = (------) - 1
                                    P

                  Where:


                  P = a hypothetical initial payment of $1,000 made on November 1, 1996


                  T =        Average annual total return

                  ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, assuming NO sales load.

P =              $1,000


ERV =            $1,249.04



AVERAGE ANNUAL TOTAL RETURN =
                 24.90%

                                                                   EXHIBIT 16


                  AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
                 AND THE PARTNERSHIP (assuming NO SALES LOAD)

                             --------------------

                  For the five years ended October 31, 1997

                                     5
                  Formula:   P(1 + T)  = ERV


                  Where:


                  P = a hypothetical initial payment of $1,000 made on November 1, 1992


                  T =        Average annual total return

                  ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, assuming NO sales load.

P =              $1,000


ERV =            $2,250.75



AVERAGE ANNUAL TOTAL RETURN =
                 17.62%

                                                                   EXHIBIT 16


                  AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
                 AND THE PARTNERSHIP (assuming NO SALES LOAD)

                             --------------------

                  For the ten years ended October 31, 1997

                                   10
                  Formula:   P(1+T)  = ERV


                  Where:


                  P = a hypothetical initial payment of $1,000 made on November 1, 1987


                  T =        Average annual total return

                  ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, assuming NO sales load.

P =              $1,000


ERV =            $4,289.56



AVERAGE ANNUAL TOTAL RETURN =
                 15.68%